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                                                                   EXHIBIT 10.42


               TWELFTH AMENDMENT TO LOANS AND SECURITY AGREEMENT,
              MODIFICATION OF NOTES AND REAFFIRMATION OF GUARANTIES

         This TWELFTH AMENDMENT TO LOANS AND SECURITY AGREEMENT AND REAFFIRMATION OF GUARANTIES, dated as of November 25, 1998 (this "AMENDMENT") is by and among FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street, Hartford, Connecticut 06115 ("LENDER"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER"), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("APEX") and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("GROS-ITE" and collectively with Apex, "GUARANTOR").

         On October 3, 1985, Lender and Borrower entered into a certain Revolving Loan and Security Agreement which has been amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated May 27, 1997 between Borrower and Lender, as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated May 22, 1998 and as further amended by a certain Eleventh Amendment to Loan and Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of June 30, 1998 (as amended and in effect from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

         Pursuant to the Loan Agreement, the Lender has made: (i) a $13,000,000.00 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Second Amended and Restated Revolving Promissory Note dated as of June 30, 1998 (the "REVOLVING Note"), (ii) a $14,000,000.00 term loan (the "ACQUISITION TERM LOAN") as evidenced by a certain Term Promissory Note dated June 30, 1998 (the "ACQUISITION TERM NOTE"), (iii) a $541,153.34 term loan (the "CONSOLIDATED EQUIPMENT LOAN") as evidenced by a certain Amended and Restated Promissory Note dated March 27, 1997 (the "CONSOLIDATED EQUIPMENT NOTE"), (iv) a $4,000,000.00 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (the "TERM NOTE"), (v) a $1,000,000.00 construction to permanent loan (the "CONSTRUCTION LOAN") as evidenced by a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 (the "CONSTRUCTION NOTE"),
(vi) a $3,000,000.00 equipment loan (the "THIRD EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note III dated as of March 27, 1997 (the "THIRD EQUIPMENT NOTE") and (vii) a $3,000,000 equipment loan (the "FOURTH EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note IV dated as of May 22, 1998 (the "FOURTH EQUIPMENT NOTE").

         Borrower has requested that Lender amend the Loan Agreement and the Loan Documents in order to, among other things, make amendments to the financial covenants in the Loan Agreement as set forth herein. Lender has advised Borrower that Lender is prepared to make the amendments requested on the condition that Borrower join with Lender in this Amendment upon the terms and conditions set forth herein.

         In consideration of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows.

I.       Acknowledgments, Affirmations and Representations and Warranties.

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         A.       The Borrower and Guarantor acknowledge and affirm that:

                  1. All of the statements contained herein are true and correct and that they understand that the Lender is relying on the truth and completeness of such statements to enter into this Amendment.

                  2. As of November 16, 1998 and without regard to the financial accommodations contemplated herein, the Borrower is legally and validly indebted to the Lender in the principal amount of $8,681,543.00 with respect to the Revolving Loan, $14,000,000.00 with respect to the Acquisition Term Loan, $369,773.00 with respect to the Consolidated Equipment Loan, $2,600,000.00 with respect to the Third Equipment Loan, $1,618,737.00 with respect to the Fourth Equipment Loan, $2,983,848.00 with respect to the Term Loan and $805,555.00 with respect to the Construction Loan, plus interest and fees accrued and accruing thereon and costs and expenses of collection, including without limitation, attorneys' fees, and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

                  3. Each Guarantor is legally and validly indebted to the Lender by virtue of its Guaranty and there is no defense, offset or counterclaim with respect thereto or claim or independent against the Lender.

         B. The Borrower and each Guarantor represent and warrant to the Lender that:

                  1. The resolutions previously adopted by the Board of Directors of the Borrower and each Guarantor and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Amendment and the documents and transactions described herein.

                  2. The Borrower and each Guarantor have the corporate power and authority to enter into, and have taken all necessary corporate action to authorize, this Amendment and the transactions contemplated hereby.

                  3. All representations, warranties and covenants contained in, and schedules and exhibits attached to, the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

                  4. The Borrower and each Guarantor are not currently in default under any of the Loan Documents, and no condition exists which would constitute an event of default under any of the Loan Documents but for the giving of notice or passage of time, or both.

                  5. The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or each Guarantor's respective Certificates of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any of the Guarantors is a party or by which any of them is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or each Guarantor.

II.      Amendments to Loan Documents.

         A.       Amendments to the Loan Agreement.

                  1. Amendment to Exhibit A of the Loan Agreement. Exhibit A of the Loan Agreement is hereby amended by:

                         a. Deleting Section 10 of Exhibit "A" to the Loan Agreement in its entirety and substituting the following in lieu thereof:


                                Debt Service Ratio. The Borrower shall
                                maintain as of the end of each calendar
                                quarter, for the year to date period, a
                                ratio of [(earnings before interest, taxes,


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                                depreciation and amortization) minus
                                (Unfunded Capital Expenditures (pro rated based upon the percentage of the calendar year elapsed at the time of the covenant testing)) to [(Current Maturities of Long-Term Debt paid or scheduled to be paid during the period to be tested) plus (interest) plus (taxes) plus (dividends)] of not less than (a) 1.05 to 1.0 as of December 31, 1998, and (b) 1.2 to 1.0 as of March 31,
                                1999 and at all times thereafter. "CURRENT
                                MATURITIES OF LONG TERM DEBT" shall mean all indebtedness of Borrower (excluding the Revolving Loan) which, in accordance with GAAP may be properly classified as long term debt, the portion of which is due within one
                                (1) year from the date of determination
                                thereof. "UNFUNDED CAPITAL EXPENDITURES" means all Capital Expenditures which are not funded with the proceeds of the Equipment Loan IV, the Acquisition Term Loan, or the Biondi Debt. "CAPITAL EXPENDITURES" shall mean amounts paid by the Borrower in connection with the purchase by the Borrower of Capital Assets that would be required to be capitalized and shown on the balance sheet of the Borrower in accordance with GAAP. "CAPITAL ASSETS" shall mean fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

                         b. Deleting Section 13 of Exhibit "A" to the Loan Agreement in its entirety and substituting the following in lieu thereof:

                                Operating Leverage Ratio. The Borrower shall maintain on a rolling four quarter basis a ratio of [Funded Senior Debt] to [earnings before interest, taxes, depreciation and amortization] of not greater than (a) 5.25 to 1.0 as of December 31, 1998, (b) 4.9 to
                                1.0 as of March 31, 1999 and at all times through September 30, 1999, (c) 3.75 to 1.0 as of December 31, 1999 and at all times through September 30, 2000 and (d) 2.9 to
                                1.0 as of December 31, 2000 and at all times thereafter. "FUNDED SENIOR DEBT" shall mean all outstanding indebtedness of Borrower to Lender and to James Biondi and Gerald Biondi.

III.     Reaffirmation of Guaranty.

         To induce the Lender to enter into this Amendment, each Guarantor hereby (a) consents to this Amendment and (b) affirms and ratifies its Guaranty and confirms that (i) each Guarantor does irrevocably and unconditionally guarantee to the Lender the payment and performance from the Borrower of the Obligations (as defined in each Guaranty) from the Borrower to the Lender, upon the terms and conditions set forth in the respective Guaranty, (ii) the term Obligations includes, without limitation, this Amendment (the "MODIFICATION"), the Term Loan, the Construction Loan, the Consolidated Equipment Loan, the Third Equipment Loan, the Fourth Equipment Loan, the Revolving Loan and the Acquisition Term Loan, and (iii) each Guaranty remains in full force and effect.


IV.      Miscellaneous.

         A. Ratifications, Etc. Except as otherwise expressly set forth herein, all terms and conditions of the Loan Agreement, the Guaranty and the Loan Documents are ratified and shall remain in full force and effect. Nothing herein shall be construed to be a waiver of any requirements of the Loan Agreement and the Loan Documents except as expressly set forth herein.
         B. Conditions Precedent. The effectiveness of this Amendment shall be subject to the Lender's prior receipt of each of the following in form and substance satisfactory to Lender and its counsel:

                  1. This Amendment, duly executed and delivered by the Borrower and each Guarantor;


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                  2.     Copies of all corporate action taken by the Borrower
                         and each Guarantor, including resolutions of their Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which each is a party and each other document to be delivered pursuant to this Amendment, certified as of the date of this Amendment by the Secretary of the Borrower and each Guarantor;

                  3. A certificate or certificates, dated as of the date of this Amendment, of the Secretary of the Borrower and each Guarantor certifying the names and true signatures of the officers of the Borrower and each Guarantor authorized to sign the Loan Documents to which the Borrower and each Guarantor is a party;

                  4. Opinion of counsel for Borrower and each Guarantor in form and substance satisfactory to Lender.

                  5. All fees and expenses, including legal fees and related disbursements incurred by Lender in connection with the structuring, negotiation, preparation and closing of this Amendment and the transactions related hereto;

         C. Counterparts. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

         D. Governing Law. This Amendment shall be construed and interpreted in accordance with the laws of the State of Connecticut.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal.

                                LENDER:
                                FLEET  NATIONAL  BANK F/K/A  FLEET  NATIONAL
                                BANK OF  CONNECTICUT  F/K/A
                                SHAWMUT BANK CONNECTICUT, N.A.


                                By:/s/ Edgar Exerins
                                   ------------------------------------------
                                         Edgar Ezerins
                                         Its Vice President
                                         Duly Authorized

                                BORROWER:
                                EDAC TECHNOLOGIES CORPORATION


                                By:/s/Ronald G. Popolizio
                                   ------------------------------------------
                                         Ronald G. Popolizio
                                         Its Vice President
                                         Duly Authorized

                                GUARANTOR:
                                GROS-ITE INDUSTRIES, INC.


                                 By:/s/Ronald G. Popolizio
                                   ------------------------------------------
                                          Ronald G. Popolizio
                                          Its Secretary

                                 APEX MACHINE TOOL COMPANY, INC. F/K/A
                                 APEX ACQUISITION CORPORATION


                                 By:/s/Ronald G. Popolizio
                                   ------------------------------------------
                                          Ronald G. Popolizio
                                          Its Vice President